UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-08995
THE NAVELLIER MILLENNIUM FUNDS
One East Liberty, Third Floor
Reno Nevada 89501
1-800-887-8671
Agent for Service:
SAMUEL KORNHAUSER
155 Jackson Street, Suite 1807
San Francisco, California 94111
Registrant’s telephone number, including area code: (800) 887-8671
Date of Fiscal Year End: December 31, 2007
Date of Reporting Period: Dec. 31, 2007

Item 1. Reports to Stockholders

Navellier Millennium Funds
2007 ANNUAL REPORT
International Growth Portfolio

ANNUAL REPORT, December 31, 2007
Navellier Millennium Funds

One East Liberty, Third Floor
Reno, NV 89501
(800) 887-8671

Dear Shareholder,

The Navellier International Growth Portfolio returned a very impressive 22.77% in 2007 versus 11.63% for the E.A.F.E. Index — that’s over eleven percent of outperformance. The final quarter of 2007 provided positive returns for our international growth investors. Growth equities, oil, gold, and many of the rest of the world’s commodities continued their upward march to new 52-week highs. A great global boom drove markets around the world higher in 2007 as the emerging market economies, dominated by the BRIC (Brazil, Russia, India, and China), expanded at record setting rates. Global trade reached an all time high as mining, industrial, energy oil, and telecommunication stocks soared higher. Trouble in financial stocks continued as housing slumped in many developed countries including the United States, Japan, Ireland, and the United Kingdom. Lower credit standards for mortgages in the U.S. led to higher default rates in mortgages as homes were worth less than the amount owed. The newly engineered SIV securities were not able to be priced accurately leading to a security valuation meltdown and significant losses for those who were holding them.

Investment Strategy & Outlook
While the negative news media is trying to scare you regarding deteriorating corporate profits and a possible recession, there is a silver lining. All the talk about how bad a weak U.S. dollar is for the economy is overblown. Instead, the weak U.S. dollar remains a windfall for large cap growth and international growth portfolios as well as overall U.S. GDP growth, which grew at the fastest pace in four years during the third quarter (source: Bureau of Economic Analysis). The fourth quarter posted GDP growth of 2.5% as well. Although the Fed recently lowered its economic growth and inflation forecast for 2008, it is essentially doing that to justify why it has to keep cutting key interest rates.

International Growth Portfolio

Total Returns			EAFE
for Periods Ended		EAFE	Growth
December 31, 2007*	Fund	Index	Index

One Year	22.77%	11.63%	16.83%
Annualized Five Year	21.85%	22.08%	20.24%
Annualized Since Inception**	4.76%	7.08%	4.56%
Value of a $10,000 investment over Life of Fund**	$14,053	$16,506	$13,860

* The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is not predictive of future performance.

** Inception September 5, 2000

NAVELLIER MILLENNIUM FUNDS

We feel the real reason that the Fed has to keep cutting key interest rates (other than the federal funds rate which remains significantly above the 3-month Treasury bill yield) is that the Fed is the lender of last resort and it has to step in and fix the credit crisis. A series of band-aids have recently been applied by some money managers, selected banks, Treasury Secretary Paulson and the White House to try to fix the ongoing credit crisis. We believe these band-aids are just postponing the credit crisis until the Fed is done slashing key interest rates and liquidity improves in 2008. It is very hard not to be bullish while the Fed cuts key interest rates and helps prime the pump for stronger economic growth in the second half of 2008.

The Fed is being very accommodative as it historically has been during most presidential election years. While the candidates run around and try to tell you how messed up we are and how they can fix things, we believe that the Fed is fixing matters as fast as it can. Although the U.S. economy appeared strong on the surface and the unemployment rate remained unchanged at 4.7%*, under the surface key industries are having problems. For example, of the 278 industries surveyed, 49.8% were hiring in November*, but this was the first month since September 2003 that fewer than half of all industries were adding jobs*. Financial service industries cut 20,000 jobs, construction 24,000 jobs, and manufacturing 11,000 jobs in November*. The bright spot was that retail industries added 24,000 jobs in November, which was the first gain since July*.

Clearly, there are key sectors to avoid, like financials, and other sectors to embrace, such as agriculture, aviation/aerospace suppliers, defense, publicly traded exchanges, leading multi-nationals, oil service, solar power, technology, foreign telecommunication, selected utilities, etc. Ironically, the credit crisis this past summer ignited the move out of interest-rate-sensitive value stocks into growth stocks. The institutional retreat out of value stocks into growth stocks remains relentless and will likely accelerate in 2008, as financial advisors continue to show their clients that good growth managers dramatically outperformed value managers in 2007, and are likely to be much more tax-efficient as growth mutual funds in 2008.

In summary, we remain very confident about 2008, simply because we believe that (1) the Fed will continue to make judicious rate cuts in order to stave off the possibility of a recession, (2) Wall Street will continue to favor growth stocks over interest-rate-sensitive value stocks, and (3) the quantitative and fundamental stock selection processes we have developed will continue to find high quality investment opportunities.

Our diversified international large cap growth portfolio continues to have strong fundamentals. We believe this rotation into large cap growth stocks will continue through 2008. We are encouraged by the combination of great earnings from the stocks in the International Growth Portfolio and the manner in which the portfolio avoided significant exposure to the meltdown in the sub-prime mortgage market.

We encourage you to visit our new website at www.navellier.com for regular updates on the Fund and for our free weekly market commentary, Marketmail.

Sincerely,

LOUIS G. NAVELLIER
Chief Investment Officer/CEO

ARJEN KUYPER
President/COO

JAMES H. O’LEARY, CFA
Portfolio Manager

PHILLIP MITTELDORF
Assistant Portfolio Manager

* Source: Bureau of Labor Statistics

NAVELLIER MILLENNIUM FUNDS

PORTFOLIO OF INVESTMENTS

International Growth Portfolio	December 31, 2007

Shares		Market Value

COMMON STOCKS - 97.6%
Aerospace/Defense - 1.2%
1,133	BAE Systems plc ADR (Britain)	$44,782

Automobiles - 1.6%
1,870	HONDA MOTOR CO., LTD. ADR (Japan)	61,972

Banking - 8.6%
2,573	ABB Ltd. ADR (Switzerland)	74,102
4,461	Banco Sandander Central S.A. ADR (Spain)	96,090
739	Credit Suisse Group ADR (Switzerland)	44,414
601	HSBC Holdings plc ADR (Britain)	50,310
392	National Australia Bank Ltd. ADR (Australia)*	64,815

		329,731

Building Materials & Products - 2.3%
1,476	Chicago Bridge & Iron Co. N.V. ADR (Netherlands)	89,209

Chemicals - 2.0%
520	Potash Corp. of Saskatchewan, Inc. (Canada)	74,859

Computer Equipment, Software & Services - 6.8%
1,313	KONAMI Corp. ADR (Japan)	42,712
2,029	Logitech International S.A. ADR (Switzerland)*	74,343
1,340	SAP AG ADR (Germany)	68,407
2,141	Trend Micro, Inc. ADR (Japan)	76,058

		261,520

Electric Services - 1.9%
1,212	Enel S.p.A. ADR (Italy)	71,084

Electronic Instruments & Controls - 1.3%
504	Garmin Ltd. (Cayman Islands)	48,888

NAVELLIER MILLENNIUM FUNDS

PORTFOLIO OF INVESTMENTS

International Growth Portfolio	December 31, 2007 (continued)

Shares		Market Value

Electronics - 8.8%
1,049	Canon, Inc. ADR (Japan)	48,076
4,241	Matsushita Electric Industrial Co., Ltd. ADR (Japan)	86,686
1,991	Nintendo Co., Ltd. ADR (Japan)	147,682
1,026	SONY CORP. ADR (Japan)	55,712

		338,156

Financial Services - 1.4%
2,596	Allianz SE ADR (Germany)	55,165

Food, Beverage & Tobacco - 7.6%
1,088	British American Tobacco plc ADR (Britain)	85,473
928	Diageo plc ADR (Britain)	79,650
645	Nestle S.A. ADR (Switzerland)	73,853
1,895	Tesco plc ADR (Britain)	53,250

		292,226

Healthcare Products & Services - 2.0%
865	Bayer AG ADR (Germany)	78,239

Industrial - 3.5%
1,190	Companhia Vale do Rio Doce ADR (Brazil)	38,877
1,349	KUBOTA CORP. ADR (Japan)	45,326
309	Siemens AG ADR (Germany)	48,625

		132,828

Insurance - 2.6%
1,441	Axa ADR (France)	57,222
1,046	ING Groep N.V. ADR (Netherlands)	40,700

		97,922

Medical Equipment & Supplies - 1.1%
714	Smith & Nephew plc ADR (Britain)	40,998

Miscellaneous Fabricated Products - 1.2%
599	ArcelorMittal ADR (Luxembourg)	46,333

Oil/Gas - 12.4%
386	BASF AG ADR (Germany)	56,549
1,379	E. ON AG ADR (Germany)	96,874
1,123	EnCana Corp. (Canada)	76,319
391	Schlumberger Ltd. (United States)	38,463
1,675	Statoil ASA ADR (Norway)	51,121
566	Total S.A. ADR (France)	46,752
442	Transocean, Inc. (United States)	63,272
1,290	Ultrapar Participacoes S.A. ADR (Brazil)	44,686

		474,036

Pharmaceuticals - 9.2%
460	Alcon, Inc. (Switzerland)	65,798
1,047	GlaxoSmithKline plc ADR (Britain)	52,758
974	ICON plc ADR (Ireland)*	60,252
1,711	Novo-Nordisk A/S ADR (Denmark)	110,975
1,368	Teva Pharmaceutical Industries Ltd. ADR (Israel)	63,585

		353,368

Semiconductors - 2.3%
6,715	ARM Holdings plc ADR (Britain)	49,691
3,377	Infineon Technologies AG ADR (Germany)*	39,308

		88,999

Telecommunications Equipment & Services - 16.3%
970	America Movil ADR (Mexico)	59,548
821	BT Group plc ADR (Britain)	44,268
563	China Mobile Ltd. ADR (Hong Kong)	48,908
2,934	Nokia Oyj ADR (Finland)	112,637
601	Research In Motion Ltd. (Canada)*	68,153
960	Telefonica S.A. ADR (Spain)	93,686
1,041	Telenor ASA ADR (Norway)	74,562
1,530	Vimpel-Communications ADR (Russia)	63,648
1,537	Vodafone Group plc ADR (Britain)	57,361

		622,771

Tools & Hardware - 1.2%
1,075	Makita Corp. ADR (Japan)	45,451

Utilities - 2.3%
964	Veolia Environnement ADR (France)	87,705

Total Common Stocks (Cost $3,132,211)		3,736,242

MONEY MARKET FUNDS - 24.6%
944,087	JPMorgan 100% U.S. Treasury Securities Money Market Fund (Cost $944,087)	944,087

Total Investments - 122.2% (Cost $4,076,298)		4,680,329
Liabilities In Excess of Other Assets - (22.2%)		(851,312)

Net Assets - 100.0%		$3,829,017

*	Non-Income producing.

ADR - American Depositary Receipts

See Notes to Financial Statements.

NAVELLIER MILLENNIUM FUNDS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

International
Growth
Portfolio
ASSETS
Securities at Cost	$4,076,298

Securities at Value (Note 1)	$4,680,329
Investment Income Receivable (Note 1)	2,722
Receivable for Securities Sold (Note 1)	9,027
Receivable for Shares Sold	21,635
Receivable from Adviser	38,011
Other Assets	8,518

Total Assets	4,760,242

LIABILITIES
Payable for Securities Purchased (Note 1)	857,012
Payable for Shares Redeemed	20,929
Distribution Fees Payable (Note 3)	3,492
Trustees Fees Payable	4,500
Professional Fees	19,242
Other Liabilities	26,050

Total Liabilities	931,225

NET ASSETS	$3,829,017

NET ASSETS CONSIST OF:
Paid-in Capital	$3,143,363
Accumulated Net Realized Gain on Investments	81,623
Net Unrealized Appreciation of Investments	604,031

NET ASSETS	$3,829,017

PRICING OF SHARES
Net assets	$3,829,017
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	322,205
Net asset value, offering price and redemption price per share	$11.88

See Notes to Financial Statements.

NAVELLIER MILLENNIUM FUNDS

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2007

International
Growth
Portfolio
INVESTMENT INCOME
Interest (Note 1)	$2,614
Dividends(A)(Note 1)	62,622

Total Investment Income	65,236

EXPENSES
Investment Advisory Fee (Note 2)	23,086
Accounting and Pricing Fees	74,365
Distribution Plan Fees (Note 3)	5,772
Transfer Agent fees	1,974
Printing Expense	16,747
Trustees’ Fees	18,000
Custodian Fees	8,283
Legal Expense	12,500
Registration Fees	17,970
Audit Fees	19,300
Compliance Fees	120
Pricing Expense	1,690
Underwriting Fees (Note 3)	3,569
Other Expenses	1,734

Total Expenses	205,110
Less Expenses Reimbursed by Investment Adviser (Note 2)	(170,469)

Net Expenses	34,641

NET INVESTMENT INCOME	30,595

Net Realized Gain on Investments	217,507
Change in Net Unrealized Appreciation/Depreciation of Investments	197,015

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	414,522

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$445,117

(A) Net of foreign tax withholding of:	$4,407

See Notes to Financial Statements.

NAVELLIER MILLENNIUM FUNDS

STATEMENT OF CHANGES IN NET ASSETS
December 31, 2007

	International Growth
	Portfolio
	For The Year	For The Year
	Ended	Ended
	December 31,	December 31,
	2007	2006
FROM INVESTMENT ACTIVITIES
Net Investment Income	$30,595	$749
Net Realized Gain on Investment Transactions	217,507	74,677
Change in Net Unrealized Appreciation/ Depreciation of Investments	197,015	212,024

Net Increase in Net Assets Resulting from Operations	445,117	287,450

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income	(30,744)	(751)
From Net Realized Gain	(143,085)	(61,868)

Decrease in Net Assets Resulting from Distributions to Shareholders	(173,829)	(62,619)

FROM SHARE TRANSACTIONS
Net Proceeds from Sales of Shares	2,060,415	1,095,954
Reinvestment of Distributions	171,620	61,344
Cost of Shares Redeemed*	(545,390)	(310,977)

Net Increase in Net Assets Resulting from Share Transactions	1,686,645	846,321

Total Increase in Net Assets	1,957,933	1,071,152
Net Assets - Beginning of Year	1,871,084	799,932

Net Assets - End of Year	$3,829,017	$1,871,084

ACCUMULATED NET INVESTMENT INCOME	$--	$--

SHARES
Sold	174,634	116,198
Issued in Reinvestment of Distributions	14,495	6,102
Redeemed	(49,485)	(32,565)

NET INCREASE IN SHARES	139,644	89,735

* The cost of shares redeemed is net of the 2% redemption fee on Fund shares which have been held 60 days or less. For the years ended December 31, 2007 and 2006, these fees were $938 and $161, respectively.

See Notes to Financial Statements.

NAVELLIER MILLENNIUM FUNDS

FINANCIAL HIGHLIGHTS

International Growth Portfolio	December 31, 2007

	For The Years Ended December 31,
	2007		2006		2005	2004	2003
PER SHARE OPERATING PERFORMANCE:
Net Asset Value - Beginning of Year	$10.25		$8.62		$7.76	$6.79	$5.08

Income from Investment Operations:
Net Investment Income	0.10		0.01		0.04	0.01	0.10
Net Realized and Unrealized Gain on Investments	2.23		1.97		1.09	0.96	1.71

Total from Investment Operations	2.33		1.98		1.13	0.97	1.81

Distributions to Shareholders:
From Net Investment Income	(0.10)		(0.01)		(0.04)	--	(0.10)
From Net Realized Gain	(0.60)		(0.34)		(0.23)	--	--

Total Distributions	(0.70)		(0.35)		(0.27)	--	(0.10)

Paid-in Capital from Redemption Fees	0.00	A	0.00	A	--	--	--

Net Increase in Net Asset Value	1.63		1.63		0.86	0.97	1.71

Net Asset Value - End of Year	$11.88		$10.25		$8.62	$7.76	$6.79

TOTAL INVESTMENT RETURN*	22.77%		23.01%		14.57%	14.29%	35.82%

RATIOS TO AVERAGE NET ASSETS: (NOTE 2)
Expenses After Reimbursement	1.50%		1.50%		1.50%	1.50%	1.50%
Expenses Before Reimbursement	8.88%		15.14%		25.80%	23.37%	11.33%
Net Investment Income (Loss) After Reimbursement	1.32%		0.06%		0.64%	0.10%	(0.02)%
Net Investment Loss Before Reimbursement	(6.06)%		(13.58)%		(23.66)%	(21.77)%	(9.85)%

SUPPLEMENTARY DATA:
Portfolio Turnover Rate	91%		67%		75%	86%	161%
Net Assets at End of Year (in thousands)	$3,829		$1,871		$800	$609	$640
Number of Shares Outstanding at End of Year (in thousands)	322		183		93	79	94

A Less than $0.01.

*	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges which were in effect until April 25, 2005.

See Notes to Financial Statements.

NAVELLIER MILLENNIUM FUNDS

NOTES TO FINANCIAL STATEMENTS
December 31, 2007

1.	Significant Accounting Policies

The Navellier Millennium Funds (the “Fund”), formerly known as the American Tiger Funds, are registered under the Investment Company Act of 1940, as amended, (the “Act”) as an open-end management investment company and are authorized to issue shares of beneficial interest. The Fund’s objective is to achieve long-term capital growth. The Fund currently consists of the International Growth Portfolio (“the Portfolio”), a non-diversified open-end management investment company. The Fund was established as a Delaware Business Trust organized on September 4, 1998. The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund charges a redemption fee of 2.00% of the amount redeemed if the shares sold were held for fewer than 60 days. Redemption fees are paid directly to the Fund.

The following is a summary of significant accounting policies that the Fund follows:

(a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. All other securities and assets are valued at their fair value as determined in good faith by the investment advisor subject to the approval of the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Trustees. Debt securities with maturities of 60 days or less and short-term notes are valued at amortized cost, which approximates fair value.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Navellier Millennium Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

(b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gain and loss on securities transactions are computed on an identified cost basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

(c) Dividends from net investment income are declared and paid annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

(d) The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	Investment Advisory Fees and Other Transactions with Affiliates

Investment advisory services are provided by Navellier & Associates, Inc., which employs the same investment advisory personnel, analysts and staff that it provided to Navellier Management, Inc., the predecessor investment advisor (the

NAVELLIER MILLENNIUM FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2007

“Adviser”). Under an agreement with the Adviser, the Fund pays a fee monthly at the annual rate of 1.00% of the daily net assets of the Portfolio. In arriving at, and approving, this advisory fee, the Trustees considered among other factors the capability of the advisor, the reasonableness of the fee, the cost of providing these investment advisory services, the nature of the services provided, a comparison of fees paid to other advisors by other mutual funds for similar types of services, client relationships received by the advisor, the desirability of a different investment advisor and the advisor’s willingness to limit reimbursement for payment of expenses it advanced for the Fund. Louis Navellier, an officer and trustee of the Fund is also an officer and director of the Adviser.

The Adviser has agreed to limit the total operating expenses of the Portfolio to 1.50% of average annual net assets. In order to maintain the expense limitation, the Adviser paid certain operating expenses on a net basis of the International Growth Portfolio totaling $170,469 for the year ended December 31, 2007.

3.	Distribution Plan

IFS Fund Distributors, Inc. (the “Distributor”) acts as the Fund’s Distributor and is registered as a broker-dealer under the Securities and Exchange Act of 1934. Prior to November 1, 2006, Navellier Securities, Inc. acted as the Distributor. The Distributor, which is the principal underwriter of the Fund’s shares, renders its service to the Fund pursuant to a distribution agreement.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act, whereby it reimburses the Distributor or others in an amount not to exceed 0.25% per annum of the average daily net assets, for expenses incurred in the promotion and distribution of shares of the portfolio. These expenses include, but are not limited to, the printing of prospectuses, statements of additional information, and reports used for sales purposes, expenses of preparation of sales literature and related expenses (including Distributor personnel), advertisements and other distribution-related expenses, including a prorated portion of the Distributor’s overhead expenses attributable to the distribution of shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, the amount the Fund may pay to the Distributor or others as a service fee to reimburse such parties for personal services provided to shareholders of the Fund and/or the maintenance of shareholder accounts. Such Rule 12b-1 fees are made pursuant to the Plan and distribution agreements entered into between such service providers and the Distributor or the Fund directly.

4.	Securities Transactions

For the year ended December 31, 2007, purchases and sales of securities (excluding short-term securities) were as follows:

International Growth
Portfolio
Purchases	$3,567,747

Sales	$2,133,091

5.	Federal Income Taxes

The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

NAVELLIER MILLENNIUM FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2007

The tax character of distributions paid for the years ended December 31, 2007 and 2006 was as follows:

	2007		2006
	Ordinary	Long-term	Ordinary	Long-term
	Income	Capital Gains	Income	Capital Gains
International Growth Portfolio	$83,830	$89,999	$7,102	$55,517

The following information is computed on a tax basis for each item for the year ended December 31, 2007:

International Growth
Portfolio

Gross Unrealized Appreciation	$650,878
Gross Unrealized Depreciation	(61,970)

Net Unrealized Appreciation	588,908
Undistributed Ordinary Income	7,984
Undistributed Long-term Capital Gains	88,762

Total Accumulated Earnings (Deficit)	$685,654

Cost of Investments for Federal Income Tax Purposes	$4,091,421

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sales. As of December 31, 2007, the Portfolio reclassified dividends paid on the Statement of Assets and Liabilities as follows:

	Undistributed
	Net Investment	Capital	Paid-in
	Income	Gains	Capital

International Growth Portfolio	$149	$(149)	$--

Such reclassifications have no effect on the Fund’s net assets or net asset value per share.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Fund has analyzed its tax positions taken on Federal income tax returns for all open years (tax years ended December 31, 2004 through 2007) for purposes of implementing FIN 48 and have concluded that no provision for income tax is required in the financial statements.

6.	Borrowing Agreement

Prior to December 17, 2007 the Fund had a short-term borrowing agreement with Custodial Trust Company, which could have been drawn upon for temporary purposes. For each short-term borrowing, the Fund pledged collateral. Effective December 17, 2007, the Fund entered into a custody agreement with JPMorgan Chase Bank, N.A. The Fund is not required to have a short-term borrowing agreement. At December 31, 2007, the Fund had no outstanding borrowings.

NAVELLIER MILLENNIUM FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2007

7.	Commitments and Contingencies

In the normal course of business, the Fund will enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expect the risk of loss to be remote.

NAVELLIER MILLENNIUM FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Navellier Millennium Funds
Reno, Nevada

We have audited the accompanying statements of assets and liabilities of International Growth Portfolio, a series of shares of beneficial interest in Navellier Millennium Funds, including the schedule of investments as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on those financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Growth Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 27, 2008

NAVELLIER MILLENNIUM FUNDS

SCHEDULE OF SHAREHOLDER EXPENSES
December 31, 2007 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 through December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended December 31, 2007” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Net Expense			Expenses Paid
	Ratio	Beginning	Ending	During the
	Annualized	Account Value	Account Value	Six Months Ended
	December 31,	July 1,	December 31,	December 31,
	2007	2007	2007	2007*
INTERNATIONAL GROWTH PORTFOLIO
Actual	1.50%	$1,000.00	$1,112.70	$7.99
Hypothetical	1.50%	$1,000.00	$1,017.64	$7.63

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 (or 366)] (to reflect the one-half year period).

NAVELLIER MILLENNIUM FUNDS

OTHER ITEMS
December 31, 2007 (unaudited)

Considerations in Approving the Renewal of the Investment Advisory Agreement

At a meeting held on December 12, 2007, the Board of Trustees (the “Board”) of The Navellier Millennium Funds (the “Fund”), approved for the coming year, the investment advisory agreement between the Fund and the Navellier International Growth Portfolio and Navellier and Associates, Inc. (“Investment Adviser”) which would continue on the same terms and conditions as the Investment Advisory Agreement which was expiring between the portfolio and Navellier Management, Inc. with respect to the Navellier International Growth Portfolio (a “Portfolio”). In approving the continuation of the Advisory Agreement with respect to the Portfolio, the Investment Adviser furnished information necessary for a majority of the Independent Trustees to make the determination that the entry into and continuance of the Advisory Agreement is in the interests of the Portfolio and its shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Investment Adviser’s revenues and costs of providing services to the Funds; and (4) information about the Investment Adviser’s personnel. In approving the Portfolio’s Advisory Agreement, the Board considered the following: (1) the nature, extent and quality of services provided to the Portfolio including the personnel providing services; (2) the Investment Adviser’s compensation and profitability; (3) comparison of fees and performance with other advisers; (4) economies of scale; (5) the Investment Adviser’s past and future willingness and agreement to waive reimbursement and cap expenses; (6) the investors’ choice and desire for the Investment Adviser’s particular investment expertise and investment style; and (7) the terms of the Advisory Agreement. The Board’s analysis of these factors is described in detail below.

Nature, Extent and Quality of Investment Adviser Services.  The Board considered the level and depth of knowledge of the Investment Adviser, including the professional experience and qualifications of personnel. In evaluating the quality of services provided by the Investment Adviser, the Board took into account its familiarity with the Investment Adviser’s senior management through Board meetings, discussions and reports during the preceding year. The Board took into account the Investment Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results. The Board also took into account the Investment Adviser’s compliance policies and procedures. The quality of administrative and other services, including the Investment Adviser’s role in coordinating the activities of the Portfolio’s other service providers, was also considered. The Board also considered the Investment Adviser’s relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest. The Trustees concluded that they were satisfied with the nature, extent and quality of services to be continued to be provided to the Portfolio under the Advisory Agreement.

Investment Adviser’s Compensation and Profitability.  The Board reviewed and discussed financial information provided by the Investment Adviser. The Board reviewed and considered the Investment Adviser’s predecessor’s profitability derived from its relationship with the Fund. The Board determined that the Investment Adviser is solvent and sufficiently well capitalized to perform the ongoing responsibilities to the Fund and to satisfy its obligations under the Investment Company Act of 1940 and the advisory agreement. The Board noted that the Investment Adviser has agreed to waive advisory fees and reimburse expenses for the Portfolio indicated below, as had its predecessor. The Trustees also noted that the Investment Adviser derives reputational and other benefits from its association with the Portfolio. The Trustees recognized that the Investment Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Portfolio and the entrepreneurial risk that it assumes as Investment Adviser. Based upon their review, the Trustees concluded that the Investment Adviser’s level of profitability, if any, from its relationship with the Portfolio was reasonable and not excessive.

Expenses and Performance.  The Board compared the advisory fees and total expense ratios for the Portfolio with various comparative data, including the industry median and average advisory fees and expense ratios in the Portfolio’s respective peer group. The Board also considered the Portfolio’s performance results during the three-months, nine-months, 12-months, 3-years annualized and 5-years annualized ended September 30, 2007 and noted that the Board reviews on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also considered the effect of the Portfolio’s growth and size on its performance and expenses. The Board further noted that the Investment Adviser’s predecessor which consisted of the same personnel has waived advisory fees and/or reimbursed expenses for the Portfolio noted below as necessary to reduce their operating expenses to targeted levels. In reviewing the expense ratio and performance of the

NAVELLIER MILLENNIUM FUNDS

OTHER ITEMS (Continued)
December 31, 2007 (unaudited)

Portfolio, the Board also took into account the nature, extent and quality of the services provided by the Investment Adviser, its predecessor and affiliates. The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to the Portfolio:

Navellier International Growth Portfolio.  The Fund’s advisory fee and total expense ratio were considered reasonable when compared to those of its peer group. The Portfolio’s performance by the Adviser’s predecessor was reviewed for short term and longer term periods. The performance was compared to performance of similar funds in its peer group, as identified by Morningstar. The Board found the short term and longer term performance to be acceptable. The Board took into account management’s discussion of the Portfolio’s performance and the quality of the Investment Adviser’s personnel (which are the same as its predecessor’s) and performance. Based upon their review, the Trustees concluded that the Portfolio’s performance was satisfactory and that the advisory fee was reasonable in light of the high quality of services received by the Portfolio and the other factors considered. The Board also noted the Fund’s current asset levels and the fact that the Investment Adviser has agreed to voluntarily reimburse the Portfolio for a portion of the Portfolio’s administration and other operating expenses.

Economies of Scale.  The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board discussed the current level of asset growth of the Portfolio and acknowledged the willingness of the Investment Adviser to continue to reimburse the Portfolio until a certain expense ratio is reached. The Trustees also noted that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain other expenses.

Conclusion.  In considering entering into this Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them. The Board reached the following conclusions regarding the Fund’s Advisory Agreement with the Investment Adviser, among others: (a) the Investment Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (b) the Investment Adviser maintains an appropriate compliance program; (c) the performance of the Portfolio by the same personnel is reasonable or satisfactory in relation to the performance of portfolios with similar investment objectives and to relevant indices and (d) the Portfolio’s advisory expenses are reasonable in relation to those of similar portfolios and to the services to be provided by the Investment Adviser. After full consideration of the above factors, the Trustees, including all of the Independent Trustees, concluded that the current Advisory Agreement for the Portfolio was in the best interest of the Fund and its shareholders.

Proxy Voting Guidelines

Navellier is responsible for exercising the voting rights associated with the securities purchased and held by the Fund. A description of the policies and procedures that Navellier uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling toll free 1-800-887-8671. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov .

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for the Portfolio as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling toll free 1-800-622-1386. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Dividends Received Deduction

For corporate shareholders, 78% of ordinary dividends paid during the year ended December 31, 2007 qualifies for the corporate dividends received deduction.

Distributions

For the fiscal year ended December 31, 2007, the Fund designated capital gains distributions pursuant to Section 852(b)(3) of the Internal Revenue Code as follows: long-term $89,999 and short-term $53,086.

NAVELLIER MILLENNIUM FUNDS

SUPPLEMENTAL INFORMATION
December 31, 2007 (unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request by calling (800) 887-8671.

Name		No. of		Other
Age	Term of	Funds in		Trusteeships/
Address	Office and	Complex		Directorships
Position with Trust	Tenure	Overseen	Principal Occupation(s) during past 5 years	by Trustee
Louis Navellier* 50 One East Liberty Third Floor Reno, NV 89501 Trustee and President	Trustee and President since September 30, 1998	1	Mr. Navellier is and has been the CEO and Chief Investment Officer of Navellier & Associates, Inc., an investment management company since 1988; CEO and President of Navellier Management, Inc., an investment management company since May 10, 1993; CEO and President of Navellier International Management, Inc., an investment management company, since May 10, 1993; CEO and President of Navellier Securities Corp. since May 10, 1993; CEO and President of Navellier Fund Management, Inc., an investment management company, since November 30, 1995; and has been editor of the Emerging Growth newsletter (formerly MPT Review) from August 1987 to the present and was publisher and editor of the predecessor investment advisory newsletter OTC Insight, which he began in 1980 and wrote through July 1987. Mr. Navellier is also the editor of the Blue Chip Growth, Quantum Growth and Global Growth newsletters.	None

Barry Sander 59 c/o Navellier Funds One East Liberty Third Floor Reno, NV 89501 Trustee	Trustee since September 30, 1998	1	Currently retired as of December 1, 1998, formerly he was the President and CEO of Ursa Major Inc., a stencil manufacturing firm, and had been for the past nine years.	1

Joel Rossman 58 c/o Navellier Funds One East Liberty Third Floor Reno, NV 89501 Trustee	Trustee since September 30, 1998	1	Currently CEO Joel Rossman Enterprises Inc. Formerly retired from March 15, 1998 through July 2001. Formerly he was President and CEO of Personal Stamp Exchange, Inc., a manufacturer, designer and distributor of rubber stamp products. He had been President and CEO of Personal Stamp Exchange for the preceding 10 years.	1

Jacques Delacroix 65 c/o Navellier Funds One East Liberty Third Floor Reno, NV 89501 Trustee	Trustee since September 30, 1998	1	Currently retired Professor of Business Administration, Leavy School of Business, Santa Clara University (1983-2006).	1

Arjen Kuyper* 51 One East Liberty Third Floor Reno, NV 89501 Treasurer	Treasurer since September 30, 1998	1	Mr. Kuyper is COO and President of Navellier & Associates, Inc. and has been since September 1, 1998. Prior to that he was operations manager for Navellier & Associates, Inc. since 1992 and operations manager for Navellier Management, Inc. and for Navellier Securities Corp., since 1993.	None

* Interested Trustee
Each Trustee will hold office until the Trust’s next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.

(This page has been left blank intentionally.)

TRANSFER AGENT	DISTRIBUTOR	INVESTMENT ADVISER

JPMorgan Chase Bank, N.A.	IFS Fund Distributors, Inc.	Navellier & Associates, Inc.
P.O. Box 5354	303 Broadway, Suite 1100	One East Liberty, Third Floor
Cincinnati, Ohio 45201	Cincinnati, Ohio 45202	Reno, Nevada 89501

800-622-1386 E.S.T.		800-887-8671 P. S.T.

Item 2. Codes of Ethics
     (a), (b) Registrant, The Navellier Millennium Funds, has a Code of Ethics. Navellier & Associates, Inc., the Registrant’s Investment Advisor, also has a Code of Ethics. Both of those Codes of Ethics apply to The Navellier Millennium Funds’ principal executive officer and principal financial officer, Louis G. Navellier, and to The Navellier Millennium Funds’ principal accounting officer and comptroller, Arjen Kuyper, or to persons performing similar functions for The Navellier Millennium Funds.

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     (c), (d) There have been no material amendments to those Codes of Ethics during the last fiscal year.
     (e) N/A. See subparagraphs (c) and (d) above.
     (f) (3) The Navellier Millennium Funds undertakes and agrees to provide to any person, without charge, upon request, a copy of such Codes of Ethics upon receiving a written or electronic request which provides a name and address or location to which the person requests that copies of the codes of ethics be sent.
Item 3. Audit Committee Financial Expert
     (a)(1)(i) The Navellier Millennium Funds has at least one audit committee financial expert serving on its audit committee.
     (a)(2) That person is Arnold Langsen and he is an independent audit committee financial expert. Mr. Langsen was professor of financial economics at California State University at Hayward from 1979 — 1992 and has substantial experience teaching, reviewing and assessing companies’ financial statements. The audit committee also has an interested audit committee financial expert who is Louis Navellier. Mr Navellier has been giving investment advice for over 20 years based in part on the review and assessment of companies’ financial statements and has since 1994 reviewed and assessed the financial statements for the mutual funds he manages.
Item 4. Principal Accountant Fees and Services
     (a) Audit Fees. The aggregate fees billed to The Navellier Millennium Funds for each of the last two fiscal years for the audit of The Navellier Millennium Funds annual financial statements and services normally provided by an accountant in connection with statutory and regulatory filings were as follows: The aggregate fees for fiscal 2006 were $32,000.00. The aggregate fees for audit services for fiscal 2007 were $19,300.00
     (b) Audit Related Fees. The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant related to audits not reported under subparagraph (a) above were none for 2006 and none for 2007.
     (c) Tax Fees. The aggregate fees billed by The Navellier Millennium Funds’ principal accountant for tax compliance, tax advice or tax planning for 2006 were $5,000 and for 2007 were $5,000.
     (d) All Other Fees. There were no other fees billed by The Navellier Millennium Funds’ principal accountant for other services for 2006 or 2007.
     (e)(1) The audit committee’s pre-approval policies and procedures were as follows: The audit committee (consisting of the entire Board of Trustees and Arnold Langsen) approves the hiring of the accountant or accounting firm to perform the registrant’s audit and or non audit services pursuant to procedures and policies pre-approved by the audit committee which call for the accounting firm to perform the audit or non audit services in conformance with federal securities laws and regulations.

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     If there are any non audit services which the accountant or accounting firm perform for the registrant’s investment advisor or its related entities, the audit committee also pre-approves those services if the engagement relates directly to the operations and financial reporting of the registrant.
     (e)(2) N/A
     (f) N/A
     (g) $9,000 for 2005
           $ 6,000 for 2006
                Ø            2007
     (h) See Item 4, paragraph (e)(1).
Item 5. Audit Committee of Listed Registrants
     The Audit Committee is not a separately designated standing committee. It consists of all members of the Board of Trustees, (i.e., Louis G. Navellier, Barry Sander, Joel E. Rossman and Jacques Delacroix) and Arnold Langsen.
Item 6. Reserved (See item 1)
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
     N/A
Item 8. Portfolio management of Closed-End Management Investment Companies
     N/A
Item 9. Purchases of Equity Securities by Closed End Management Investment Company and Affiliated Purchases
     N/A
Item 10. Submission of Matters to a Vote of Security Holders.
          There were no changes to procedures for recommending nominees to the Board of Trustees.
Item 11. Controls and Procedures
     (a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.
     (b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recently ended fiscal year-end that have materially affected, or are reasonably likely to materially affect the Registrant’s internal control over financial reporting.
Item 12. Exhibits
     (a)(1) N/A The Codes of Ethics are available on request.
     (a)(2) A separate Certification by Louis Navellier is attached hereto as Exhibit 1. A separate Certification by Arjen Kuyper is attached hereto as Exhibit 2.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE NAVELLIER MILLENNIUM FUNDS
Date: Feb. 29, 2008	By	/s/ Louis G. Navellier
Louis G. Navellier
Principal Executive Officer

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE NAVELLIER MILLENNIUM FUNDS
Date: Feb. 29, 2008	By	/s/ Louis G. Navellier
Louis G. Navellier
Principal Executive Officer

THE NAVELLIER MILLENNIUM FUNDS
Date: Feb. 29, 2008	By	/s/ Louis G. Navellier
Louis G. Navellier
Principal Financial Officer

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